 Securities Act Registration No. 333-168095

Investment Company Act Registration No. 811-22439

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 ☐

 Pre-Effective Amendment No.

 ☐

 Post-Effective Amendment No. 11

 ☒

and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

 ACT OF 1940

 ☐

 Amendment No. 12

 ☒

(Check appropriate box or boxes.)

Grand Prix Investors Trust

(Exact Name of Registrant as Specified in Charter)

566 West Lancaster Blvd. Suite #1

Lancaster , CA 93534

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (661) 579-6647

John C. Foti

566 West Lancaster Blvd. Suite #1

Lancaster, CA 93534

(Name and Address of Agent for Service)

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☒ On December 1, 2016 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Grand Prix Investors Trust

PROSPECTUS

December 1, 2016

GRAND PRIX INVESTORS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

GRAND PRIX INVESTORS FUND

FUND SUMMARY

Investment Objective

The GRAND PRIX INVESTORS FUND (the “Grand Prix Fund” or the “Fund”) seeks long-term total return.

Fees and Expenses

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed within six months of purchase)	1.00%
Wire Transfer Fee	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.95%
Distribution (and/or Service) (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses	2.22%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund).

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Grand Prix Investors Fund	$225	$694	$1,190	$2,554

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  For the fiscal year ended July 31, 2016, the Fund’s portfolio turnover rate was  165.08%.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the domestic and foreign equity and debt securities of companies that, directly, or indirectly through an affiliate, sponsor FORMULA 1 teams (through on-car branding or by serving as a technical partner or supplier), FORMULA 1 drivers or FORMULA 1 races (including through trackside advertising.) At present, there are approximately 300 companies that meet this criteria.

The Fund will normally hold both common stocks and debt securities, generally with 40% to 80% of its net assets invested in common stocks and 20% to 60% of its net assets invested in debt securities, including cash equivalents or money market funds. The Fund may invest up to 100% of its assets in cash equivalents and money market funds as a defensive measure in response to adverse market conditions. The Fund may invest in equity securities of any market capitalization. The adviser intends to invest in domestic and foreign debt securities of any maturity that are investment grade (generally, having a Standard & Poor's rating of "BBB" or better, or a Moody's rating of "Baa" or better) or, if unrated, determined by the adviser to be of comparable quality. However, the adviser may also invest, without limitation, in non-investment grade corporate bonds rated below "Baa" by Moody's or below "BBB" by S&P (also known as "junk" bonds). The Fund may invest in other equity and debt securities, including shares of other investment companies (such as ETFs). The Fund may purchase foreign and emerging market securities, including sponsored ADRs. The Fund may also buy and write (i.e., sell) put and call options.

Once a portfolio security of a FORMULA 1 partner, sponsor, or supplier has been purchased, the Fund typically will hold that security for as long as the security meets the criteria above. Although the adviser will typically sell the security of a company that no longer qualifies as a FORMULA 1 partner, sponsor or supplier, the Adviser may retain such a portfolio security for an extended period to avoid sale at an inopportune time.

The Fund may buy and sell options to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, or to reduce transaction costs associated with managing its portfolio. The Fund may also buy call options as an alternative to investing directly in the underlying securities. If successful, purchases of call options will enable the Fund to generate income or gains for a smaller investment than would be required if investing directly in the underlying securities.

FORMULA 1 is the trademark of FORMULA ONE LICENSING BV, a FORMULA ONE GROUP COMPANY. No investment in any FORMULA ONE GROUP COMPANY is being offered through this Fund. Neither FORMULA ONE LICENSING BV, nor any other FORMULA ONE GROUP COMPANY sponsors, endorses, sells or promotes the Grand Prix Investors Fund, nor does any FORMULA ONE GROUP COMPANY make any representation regarding the advisability of investing in the Fund.

The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance notice of any changes.

Principal Risks of Investing in the Fund

FORMULA 1 Partners, Sponsors or Suppliers Security Risk. The Fund's policy of investing primarily in FORMULA 1 partners, sponsors, or suppliers may inhibit the Fund's ability to participate in certain attractive investment opportunities. FORMULA 1 partners, sponsors, and suppliers may change from year to year. For example, a company's marketing campaign to FORMULA 1 fans may have run its course. These changes may result in well-established companies with strong track records no longer fitting within the investment objective of the Fund. Because the Fund selects from a small universe of companies (approximately 300), the Fund also runs a greater risk of loss than a fund that invests in a wider range of securities. A related risk is that popularity of FIA FORMULA ONE WORLD CHAMPIONSHIP, or the teams that race in it, may decline among fans and sponsors. If this happens, the Fund's investment objective may require it to invest in fewer companies or weaker companies. Any negative market, economic or other developments affecting the racing industry could have a major effect on the value of the Fund's investments. As with all mutual funds, there is a risk that you could lose money through your investment in the Fund.

Individual Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, political events and numerous other factors. All equity securities are subject to these risks.

Debt Security Risk.  Debt securities are subject to inherent market risks and fluctuations in value due to changes in interest rates, earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser.

Credit Risk.  Credit risk is the possibility that an issuer will default on a debt security by failing to pay interest or principal when due.  There is a possibility that issuers of debt securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

Risk Associated with Non-Investment Grade Securities.  Debt securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities.

Sector Risk.  The Fund may be, at various times, over weighted in one or more industry sectors.  That is, the Fund may invest a significant percentage of its assets in the securities of a single sector.  When the Fund is over weighted in a sector, any negative developments affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in the sector.

Foreign Investment Risk.  The Fund may invest in foreign equity and debt securities.  Foreign investments, including ADRs, may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments.  Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.

Smaller Capitalization Stock Risk.  The earnings and prospects of smaller capitalization companies are more volatile than those of larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s judgment will produce the desired results.   In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Options.  The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price.  The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.  The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a put option assumes the risk of losing its entire premium invested in the put option.  A small investment in options could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of options involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of an option held by the Fund may not correlate with the Fund’s other investments.

Investments in Other Investment Companies Risk.  Investments in other investment companies, including ETFs (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of investment advisory fees and certain other expenses.  If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.

Portfolio Turnover Risk.  High portfolio turnover results in higher transactional and brokerage costs, which reduce the Fund’s return.

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table show the performance of the Fund and provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.gpinvestorsfund.com and by calling 1-800-453-6556.

ANNUAL TOTAL RETURNS FOR CALENDAR YEARS ENDED 12/31

The Fund’s best calendar quarter:        11.72%   (Q4 2013)

The Fund’s worst calendar quarter:     -9.59%    (Q3 2011)

The Fund’s most recent year to date performance through October 31st, 2016 was -0.08%.

Average Annual Total Returns as of 12/31/2015

The Fund’s after tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after tax returns depend on your individual tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. (For the periods ended December 31, 2015)

	One Year	Five Year	Since Inception (10/21/10)
Return Before Taxes	0.84%	4.55%	4.09%
Return After Taxes on Distributions	0.84%	4.34%	3.89%
Return After Taxes on Distributions and Sale of Fund Shares	0.48%	3.47%	3.11%
S&P 500 Index (reflects no deduction for fees)	1.38%	12.57%	13.57%
MSCI EAFE Index (reflects no deduction for fees)	-0.22%	4.28%	4.59%

Investment Adviser

Autosport Fund Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

John C. Foti, President of Autosport Fund Advisors, Inc., is the portfolio manager of the Fund and has been responsible for management of the Fund since its inception in 2010.

Buying and Selling Fund Shares

The minimum initial investment is $1,000 for a non-qualified account (or $500 for an individual retirement account), and a minimum subsequent investment is $100.  You may buy or redeem shares on any “business day” the Fund is open for business. Shares may be redeemed by written request, telephone or through a financial intermediary.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Grand Prix Investors Fund seeks long-term total return.

Principal Investment Strategies

The Grand Prix Investors Fund will invest primarily in the securities of companies that directly. or indirectly through an affiliate, sponsor FORMULA 1 teams (through on-car branding or by serving as a technical partner or supplier), FORMULA 1 drivers or FORMULA 1 races (including through trackside advertising.) At present, there are approximately 300 companies that meet these criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of FORMULA 1 partners, sponsors and suppliers.

After identifying the securities of FORMULA 1 partners, sponsors, and suppliers, the adviser makes a determination on how to allocate the Fund's portfolio among equity securities; bonds and other debt securities; and cash equivalents such as short-term, high quality debt securities and money market funds. The adviser will make this allocation based on its assessment of market conditions, and the adviser will adjust the portfolio's weightings as market conditions change. The Fund will normally hold both domestic and foreign common stocks and debt securities, generally with 40% to 80% invested in common stocks and 20% to 60% invested in debt securities, including cash equivalents and money market funds. The Fund may invest up to 100% of its assets in cash equivalents and money market funds as a defensive measure in response to adverse market conditions.

The adviser next determines how to allocate the Fund's portfolio among industry sectors, such as technology, energy, financials and consumer goods. Broad diversification among industry sectors of FORMULA 1 partners, sponsors and suppliers is a key component of the Fund's investment strategy. The adviser will allocate greater weightings to industry sectors with strong current market performance (or that the adviser believes will have strong relative performance), and will adjust the weightings among the sectors as their relative market performance changes.

In selecting individual equity securities within an industry sector, the adviser will look for both growth and value stocks, using both fundamental and technical measurements.  These include an analysis of price to earnings ratios, growth of earnings, revenue growth, cash flow, price to book ratios, timing of earnings announcements, dividend yield, consensus earnings estimates, institutional participation and insider trading.  Other factors the adviser takes into consideration are media exposure for product launches, acquisitions, market share factors and executive compensation.  In addition, the adviser will consider a stock’s performance compared to the performance of the overall market and stocks in its peer industry group.  Equity securities include common stock, convertible preferred stock, warrants, rights and shares of other investment companies, including exchange traded funds (ETFs).  The Fund may purchase foreign and emerging market securities, including sponsored American Depositary Receipts (ADRs).

In selecting debt securities for the Fund’s portfolio, the adviser will look at the quality of the financial condition of the issuer, and will seek securities that the adviser believes are undervalued.  The adviser intends to invest in domestic and foreign debt securities of any maturity that are investment grade (generally, having a Standard & Poor’s rating of “BBB” or better, or a Moody’s rating of “Baa” or better) or, if unrated, determined by the adviser to be of comparable quality.  However, the adviser may also invest, without limitation, in non-investment grade corporate bonds rated below “Baa” by Moody’s or below “BBB” by S&P (also known as “junk” bonds).  Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume.

Once a portfolio security of a FORMULA 1 partner, sponsor, or supplier has been purchased, the Fund typically will hold that security for as long as the security meets the criteria above. Although the adviser will typically sell the security of a company that no longer qualifies as a FORMULA 1 partner, sponsor or supplier, the Adviser may retain such a portfolio security for an extended period to avoid sale at an inopportune time.

The Fund may buy and sell options to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, or to reduce transaction costs associated with managing its portfolio. The Fund may also buy call options as an alternative to investing directly in the underlying securities. If successful, purchases of call options will enable the Fund to generate income or gains for a smaller investment than would be required if investing directly in the underlying securities.

FORMULA 1 is the trademark of FORMULA ONE LICENSING BV, a FORMULA ONE GROUP COMPANY. No investment in any FORMULA ONE GROUP COMPANY is being offered through this Fund. Neither FORMULA ONE LICENSING BV, nor any other FORMULA ONE GROUP COMPANY sponsors, endorses, sells or promotes the Grand Prix Investors Fund, nor does any FORMULA ONE GROUP COMPANY make any representation regarding the advisability of investing in the Fund.

The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance notice of any changes.

Principal Risks of Investing in the Fund

FORMULA 1 Partners, Sponsors or Suppliers Security Risk. The Fund's policy of investing primarily in FORMULA 1 partners, sponsors, or suppliers may inhibit the Fund's ability to participate in certain attractive investment opportunities. FORMULA 1 partners, sponsors, and suppliers may change from year to year. For example, a company's marketing campaign to FORMULA 1 fans may have run its course. These changes may result in well-established companies with strong track records no longer fitting within the investment objective of the Fund. Because the Fund selects from a small universe of companies (approximately 300), the Fund also runs a greater risk of loss than a fund that invests in a wider range of securities. A related risk is that popularity of FIA FORMULA ONE WORLD CHAMPIONSHIP, or the teams that race in it, may decline among fans and sponsors. If this happens, the Fund's investment objective may require it to invest in fewer companies or weaker companies. Any negative market, economic or other developments affecting the racing industry could have a major effect on the value of the Fund's investments. As with all mutual funds, there is a risk that you could lose money through your investment in the Fund.

Individual Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, political events and numerous other factors. All equity securities are subject to these risks.

Debt Security Risk.  Debt securities are subject to inherent market risks and fluctuations in value due to changes in interest rates, earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser.  Debt securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.  Any decline in value of debt securities held by the Fund will result in a decrease in the value of the Fund.

Credit Risk.  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due.  There is a possibility that issuers of debt securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

Risk Associated with Non-Investment Grade Securities.  Debt securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities.  For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.  The Fund may invest a significant portion of its assets in non-investment grade securities.

Sector Risk.  The Fund may be, at various times, overweighted in one or more industry sectors. That is, the Fund may invest a significant percentage of its assets in the securities of a single sector.  When the Fund is overweighted in a sector, any negative developments affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in the sector.

Foreign Investment Risk.  The Fund may invest in foreign equity and debt securities.  Foreign investments, including ADRs, may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments.  Because the Fund makes foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Emerging Markets. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.  For example, emerging markets may experience significant declines in value due to political and currency volatility.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller capitalization companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  These companies may experience higher failure rates than those of larger companies. Smaller capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s judgment will produce the desired results.  In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Options.  The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price.  Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a put option assumes the risk of losing its entire premium invested in the put option.  A small investment in options could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of options involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of an option held by the Fund may not correlate with the Fund’s other investments.

Investments in Other Investment Companies Risk.  Investments in other investment companies, including ETFs (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of investment advisory fees and certain other expenses.  The Fund is dependent upon the investment company or ETF to achieve its stated investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting a Fund’s performance.

Portfolio Turnover Risk . Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions.  Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds; and repurchase agreements.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure

Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

MANAGEMENT OF THE FUND

The Investment Adviser

Autosport Fund Advisors, Inc. (“Autosport” or the “Adviser”) is the Fund’s investment adviser and makes the day-to-day investment decisions for the Fund.  Autosport is located at 566 West Lancaster Blvd. Suite #1, Lancaster , California 93534.  Autosport was established and registered as an investment adviser in 2008 and has not previously served as an investment adviser to a mutual fund.

The Fund pays the Adviser a fee equal to the annual rate of 1.95% of the Fund’s average daily net assets.  The Adviser pays all of the operating expenses of the Fund except brokerage;  taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; acquired fund fees and expenses; extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the 1940 Act (if any).

In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the investment adviser.  Autosport may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Disclosure regarding the basis for the Board of Trustees’ re-approval of the Investment Advisory Agreement between the Adviser and the Fund is available in the Fund’s annual report to shareholders for the most recent fiscal period ended July 31.

The Portfolio Manager

John C. Foti, President of Autosport, is the portfolio manager of the Fund and has been responsible for management of the Fund since its inception in 2010.  Mr. Foti has been in the financial services industry for thirty-four years.  Since June 2010, Mr. Foti has been Director and President of  Autosport Fund Advisors, Inc.  In addition, Mr. Foti, has been a registered investment advisory representative doing business as Experient Portfolio Management since 2010.  From 1999 to July 2010, Mr. Foti was an investment advisory representative for National Planning Corp.  He was Financial Planner/Owner of Capital Benefits Company, an independent financial planning firm in California from 1995-2005.  Capital Benefits Company consisted of four advisors, and John Foti had more than 300 clients.  In his role as Financial Planner, he managed individual portfolios for his clients that focused on asset allocation plans, individual securities selection including stocks, bonds, mutual funds, limited partnerships, options, and money market instruments.  Mr. Foti currently holds a series 7 general securities license, as well as series 65 and 63 licenses. In addition, he holds a California life and annuity license and a variable contract license. Mr. Foti has held security licenses since 1986 and life and annuity licenses since 1976.  In 2006, Mr. Foti sold Capital Benefits Company but continued to manage money for a select group of clients. During his career in financial services Mr. Foti has focused on managing client money, retirement planning, and estate planning.  In addition, Mr. Foti was a multiyear qualifier to Court of the Table of the Million-Dollar Roundtable and was twice President of the Antelope Valley Association of insurance and financial advisors.

The Fund’s Statement of Additional Information provides information about the compensation received by Mr. Foti, other accounts that he manages and his ownership of Fund shares.

HOW TO BUY SHARES

Opening An Account

The Fund is a series of Grand Prix Investors Trust (the “Trust”) and you may purchase shares directly from the Trust.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Trust to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-800-453-6556 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options of which you plan to take advantage.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Fund, please call 1-800-453-6556.

Purchasing Shares

You may buy shares on any “business day.”  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Shares of the Fund are sold at net asset value (“NAV”) per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from the Trust, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Grand Prix Investors Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Purchase orders received in “proper form” by the Fund’s transfer agent before the close of  trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to Grand Prix Investors Trust or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-800-453-6556 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Minimum Investments

The minimum initial investment is $1,000 for a non-qualified account or $500 for an individual retirement account and a minimum subsequent investment is $100.  You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions.  For more information, please read “Additional Redemption Information.”

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required initial investment.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

The Fund discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund may invest a portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on shares redeemed within six months of purchase.  For more information, please see “Redemption Fee” in this Prospectus.

HOW TO REDEEM SHARES

Redeeming Shares

You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-800-453-6556 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming By Mail

You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

Grand Prix Investors Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Telephone Redemptions

You may redeem any part of your account in the Fund by calling the transfer agent at 1-800-453-6556.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemptions-in-Kind

Generally, all redemptions will be for cash.  However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption Fee

Shareholders that redeem shares within six months of purchase will be assessed a redemption fee of 1.00% of the amount redeemed.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund are not subject to the redemption fee.  The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund.  The redemption fee does not apply to shares obtained through automatic dividend reinvestment.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at 1-800-453-6556.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTOR

Arbor Court Capital, LLC (the “Distributor”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust and Autosport.  The Distributor promotes and sells shares of the Fund on a continuous basis.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Under the Fund’s Plan, the Fund will pay the Adviser an annual fee of up to 0.25% of the average daily net assets of the Fund (the “12b-1 Fee”) as compensation for providing ongoing services to you. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

VALUING THE FUND’S ASSETS

The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund may invest in shares of other investment companies (“Underlying Funds”).  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fund distributes dividends and capital gains annually.    These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Fund.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Fund’s transfer agent at 1-800-453-6556 or send a written notification to:

Grand Prix Investors Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.  The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family.  If you would like to receive separate mailings, please call 1-800-453-6556 and the Fund will begin individual delivery within 30 days after the Fund receives your instructions.

Annual reports will be prepared as of July 31 and semi-annual reports as of January 31 each year.  In addition, you may periodically receive proxy statements and other reports.  Electronic copies of financial reports and prospectuses are available.  To participate (or end your participation) in the Fund’s electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-800-453-6556.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

	Years Ended
	7/31/ 2016	7/31/ 2015	7/31/ 2014	7/31/ 2013	7/31/ 2012

Net Asset Value, at Beginning of Year	$ 12.84	$ 11.40	$ 10.92	$ 9.88	$ 10.21

Income From Investment Operations:
Net Investment Income (Loss) *	(0.08)	(0.08)	0.10	(0.05)	- (a)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.86)	1.72	0.46	1.13	(0.33)
Total from Investment Operations	(0.94)	1.64	0.56	1.08	(0.33)

Distributions from:
Net Investment Income	-	(0.07)	-	(0.06)	-
Realized Gains	-	(0.13)	(0.08)	-	-
Total from Distributions	-	(0.20)	(0.08)	(0.06)	-

Redemption Fees ***	-	- (a)	-	0.02	-

Net Asset Value, at End of Year	$ 11.90	$ 12.84	$ 11.40	$ 10.92	$ 9.88

Total Return **	(7.32)%	14.56%	5.08%	11.15%	(3.23)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,349	$ 2,579	$ 1,579	$ 1,202	$ 841
Ratio of Expenses to Average Net Assets	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71)%	(0.66)%	0.85%	(0.47)%	(0.04)%
Portfolio Turnover	165.08%	160.56%	222.11%	211.66%	406.15%

(a) The amount is less than $0.005 per share.

*   Net Investment Income/(Loss) per share amounts were calculated using the average share method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment  in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

PRIVACY POLICY

FACTS	WHAT DOES GRAND PRIX INVESTORS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

 Financial companies choose how they share your personal   information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

    The types of personal information we collect and share depend on the product or service you have with us. This information can include:

§ Social Security number

§ Assets

§ Retirement Assets

§ Transaction History

§ Checking Account Information

§ Purchase History

§ Account Balances

§ Account Transactions

§ Wire Transfer Instructions

   When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Grand Prix Investors Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Grand Prix Investors Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-453-5665
Who we are
Who is providing this notice?	Grand Prix Investors Trust Arbor Court Capital, LLC (Distributor)
What we do
How does Grand Prix Investors Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Grand Prix Investors Trust collect my personal information?

We collect your personal information, for example, when you

 - Open an account

 - Provide account information

 - Give us your contact information

 - Make deposits or withdrawals from your account

 - Make a wire transfer

 - Tell us where to send the money

 - Tells us who receives the money

 - Show your government-issued ID

 - Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

Sharing for affiliates’ everyday business purposes – information about your creditworthiness

Affiliates from using your information to market to you

Sharing for non-affiliates to market to you

      State laws and individual companies may give you additional

      Rights that limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Autosport Fund Advisors, Inc., the investment adviser to Grand Prix Investors Fund, could be deemed to be an affiliate.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies § Grand Prix Investors Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Grand Prix Investors Trust doesn’t jointly market.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call the Fund at 1-800-453-6556 or visit www.GPinvestorsfund.com to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries or visit www.gpinvestorsfund.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E. Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22439

GRAND PRIX INVESTORS TRUST

GRAND PRIX INVESTORS FUND

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Grand Prix Investors Fund dated December 1, 2016. A copy of the Prospectus can be obtained at no charge by writing the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling the Fund at 1-800-453-6556. The Fund’s prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND

The Grand Prix Investors Fund (the “Fund”) was organized as a diversified series of the Grand Prix Investors Trust (the “Trust”) on June 18, 2008 and commenced investment operations on October 21, 2010. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated June 18, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Autosport Fund Advisors, Inc. (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any pre-emptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Risk/Return Summary in the Prospectus. These same investments and techniques may be used by the underlying funds (“Underlying Funds”) in which the Fund invests. Those investments and techniques that may utilized only by the Underlying Funds are identified. Additional non-principal strategies and risks also are discussed here.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights, warrants, exchange traded funds (ETFs) and other investment companies. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares potentially may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs as the Advisers trade in and out of a fund, which could result in greater expenses to a Fund. They also are subject to investment advisory and other expenses, which a Fund would directly bear. Finally, because the value of ETF shares depends on the demand in the market, the Advisers may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

ETFs and Other Investment Companies

The Fund may invest in the securities of other investment companies (including ETFs) to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is not subject to the 3% Limitation if (i) the other investment company or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the other investment company ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Gold ETFs

Investments in gold-related securities, gold bullion, gold coins and gold-related derivatives involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; and (4) possible adverse tax consequences for the ETF in which the Fund invests from making gold bullion and gold coin investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code. An adverse change with respect to any of these risk factors could have a significant negative effect on the ETF’s net asset value per share. These risks are discussed in greater detail below.

Risk of Price Fluctuations. The prices of precious metals, such as gold, are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of gold investments held by the ETF may fluctuate sharply, which will affect the value of the ETF’s shares.

Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are somewhat unsettled and may pose risks to the ETF.

Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make the ETF’s gold assets less liquid, or that the value of the ETF’s gold might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious metals, especially gold, may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of the ETF’s investments than of other investments.

Effect on the Fund's Tax Status. By making investments in ETFs that make gold bullion and gold coin investments, the Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If the Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year the Fund derived more than 10% of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of gold bullion. Accordingly, the Fund will endeavor to manage its portfolio within the limitations described above, and the Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in gold investments. There can be no assurance that the Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, the Fund may be required to make investment decisions it would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit the Fund to qualify as a regulated investment company.

Derivatives: A gold ETF may use derivatives (including swaps, options, futures and options on futures) to enhance returns or hedge against market declines. The ETF's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the ETF to lose more than the principal amount invested. In addition, investments in derivatives involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the ETF.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest:

a.

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements. Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

b.

U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

c.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC (“Insured Bank Obligations”). Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

d.

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

e.

Below investment grade debt securities (commonly known as “junk bonds”) are securities rated BB+ or lower by S&P or Ba1 or lower by Moody’s, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. As discussed below, these risks are significantly greater in the case of below investment grade securities.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid securities equal to the market value of the option, marked to market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other liquid securities) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options to generate additional income or gains. The Fund may also purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options or futures contracts.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. Short Sales. The Fund will not make short sales of securities.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this Statement of Additional Information, the Fund is the only series in the “Fund Complex.” The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past Five Years
Laura A. Bradford, CPA 1058 W. Ave. M-14, Suite B Palmdale, CA 93551 Year of Birth: 1970	Trustee	Indefinite/ September 2010 to Present	Human Resources Partner, Burkey, Cox, Evans & Bradford (certified public accounting firm), 2000-present	1	None
Michael B. Ferweda 4001 N. Lamar Blvd. Austin, Texas 78756 Year of Birth: 1961	Trustee	Indefinite/ April 2013 to Present	CEO of Zinger Hardware & General Merchant, Inc., 2002 – present; President of Zinger Digital Media, Inc., 2011 – present	1	None

1The “Fund Complex” consists of the Grand Prix Investors Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust. John C. Foti is an “interested person” of the Trust by virtue of his controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1]Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
John C. Foti 566 West Lancaster Blvd. Suite #1 Lancaster , CA 93534 Year of Birth: 1953	Trustee, President, Chief Financial Officer and Treasurer	Indefinite/June 2008 to Present	Portfolio Manager and President, Autosport Fund Advisors, Inc. (June 2008-Present); Registered Representative and Registered Investment Adviser Representative, National Planning Corp. (November 1999-Present).	1	None
Terry Tropila 566 West Lancaster Blvd. Suite #1 Lancaster , CA 93534 Year of Birth: 1966	Secretary	Indefinite/ September 2010 to Present	Information Technology Services Professional, Technisource/Hoag Hospital, (November 2009 – Present).	N/A	N/A

1 The “Fund Complex” consists of the Grand Prix Investors Fund.

Board Leadership

The Board of Trustees is led by its Chairman, Mr. John C. Foti. Mr. Foti is an “interested person” of the Trust because he is President and Chief Executive Officer of the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because of the specialized nature of the Fund's investment strategy and Mr. Foti's integral role in implementing it. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee is independent or an interested person. The independent Trustees have determined that they can act independently and effectively without having an independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the independent Trustees to constitute a majority of the Board.

The Board has not appointed a lead independent Trustee. It was determined by the Board that due to its size (three Trustees), the anticipated size of the Fund and the relatively straightforward investment strategies adopted by the Fund, it is not necessary to appoint a lead independent Trustee. The independent Trustees believe they have the ability to provide appropriate oversight to the operations of the Trust.

Risk Oversight

Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its Audit Committee, reviews reports from among others, the Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and the Trust’s counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Adviser and certain service providers. The full Board will regularly engage in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer will also meet at least quarterly in executive session with the independent Trustees. The actual day-to-day risk management with respect to the Trust resides with the Adviser and other service providers. Although the risk management policies of the Adviser and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser or other service providers to the Trust. The Board may, at any time and in its sole discretion, change the manner in which it conducts its risk oversight role.

Information About Trustees’ Experience, Qualifications, Attributes and Skills to Serve on the Board

Mr. John C. Foti has been in the financial services industry for thirty-four years. Since June 2010, Mr. Foti has been Director and President of Autosport Fund Advisors, Inc. In addition, Mr. Foti has been a registered investment advisory representative doing business as Experient Portfolio Management since 2010. From 1999 to July 2010, Mr. Foti was an investment advisory representative for National Planning Corp. He was Financial Planner/Owner of Capital Benefits Company, an independent financial planning firm in California from 1995-2005. Mr. Foti currently holds a series 7 general securities license, as well as series 65 and 63 licenses. In addition, he holds a California life and annuity license and a variable contract license. Mr. Foti has held security licenses since 1986 and life and annuity licenses since 1976. The Trustees believe that Mr. Foti’s experience in the investment management and financial planning industries make him well qualified to serve on the Board.

Ms. Laura A. Bradford, CPA, is the Human Resource partner in the Burkey, Cox, Evans, Bradford & Alden accounting firm. She became a partner in January 2006 and has over twenty years of experience in public accounting. Ms. Bradford is a graduate of California State University Northridge. During her career, Ms. Bradford has developed a practice that focuses on individual, corporate and estate taxation as well as audits of governmental and non-profit entities. Ms. Bradford is an active member of the American Institute of Certified Public Accountants, California Society of CPA’s, Antelope Valley Board of Trade, and Civ-Mil as well as well as both the Lancaster and Palmdale Chambers of Commerce. The Trustees believe that Ms. Bradford’s accounting background and experience make her well qualified to serve on the Board.

B. Michael Ferweda is an Independent Board Member with extensive knowledge in the product sector, retail marketing, and product positioning. Michael serves as the CEO and principal for several startup retail ventures including Zinger Hardware & General Merchant, Inc., Zingerhardware.com, FrenchMarketProducts.com, and the F1 Watch Party Series. Michael holds a Master of Business Administration from Tulane University. In addition, he holds a board position with, "Your Ride Is Here," a nonprofit organization dedicated to transporting cancer patients from home to treatment. His public charity work is done through the Lions Club International and the nonprofit event series held by Zinger Hardware. The Trustees believe that Mr. Ferweda's creative ability to forecast consumer trends in the marketplace and experience make him well qualified to serve on the Board.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC. These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

The Trust’s audit committee consists of Laura Bradford, CPA, and Michael B. Ferweda. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. None of the audit committee members are “Interested” as defined in the 1940 Act. There was one audit committee meeting during the last fiscal year.

As of November 28, 2016 the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Securities In the Fund	Aggregate Dollar Range of Securities In Trust
John C. Foti	$10,000-$50,000	$10,000-$50,000
Laura A. Bradford	$10,000-$50,000	$10,000-$50,000
Michael B. Ferweda	$0	$0

The following table describes the compensation paid to the Trustees for the Trust’s fiscal period ending July 31, 2016. Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.

Name	Aggregate Compensation from the Fund[1]	Total Compensation from Trust[2]
John C. Foti	$0	$0
Laura A. Bradford	$0	$0
Michael B. Ferweda	$0	$0

1 Each non-interested Trustee is entitled to receive $250 per quarterly meeting attended. However, the non-interested Trustees have agreed to serve without compensation.

2The Trust is comprised of the Grand Prix Investors Fund.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act, and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund. The Distributor has also adopted a Code of Ethics.

DISTRIBUTOR

Arbor Court Capital, LLC (the “Distributor”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust and Autosport. The Distributor promotes and sells shares of the Fund on a continuous basis.

The Fund has entered into a Tri-Party Agreement for Distribution Services whereby the Distributor serves as principal underwriter and distributor of the Fund. Pursuant to this agreement, the Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares. The Fund pays the Distributor at least $7,000 annually for the Distributor’s services. The Fund shall also pay all expenses related to preparing and typesetting prospectuses, statements of additional information and other materials required by law, and such other expenses, including printing and mailing expenses, relating to the Fund’s communication with persons who are shareholders.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Fund pays the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan. Under the terms of the Plan the amount payable annually by the Fund would be 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Because the Plan is a compensation plan, payments under the Plan are not tied to expenses actually incurred by the Adviser and payments may exceed distribution expenses actually incurred by the Adviser. The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. For the fiscal year ended July 31, 2015, the Fund incurred $4,952 in expenses under the Plan. Of that amount, $0 was reimbursed to the Adviser, and $531 remained unpaid.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of November 29, 2016, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name/Address Percent of Ownership Type of Ownership

Jack Martin IRA	1305 12 Road Loma, CO 81524	16.48%	Direct
Patricia Perrell IRA Rollover	45757 Cornwall Street Shelby Township, MO 48317	6.53%	Direct
First Clearing, LLC	One North Jefferson, St. Louis, MI, 63103	29.62%	Indirect
Laura A. Bradford Simple IRA	2811 Perfect Place, Lancaster, CA, 93536	6.38%	Direct
Shalita Masih Rollover IRA	27182 Sand Canyon Rd., Canyon Country, CA, 91387	9.17%	Direct
Susan Nasser IRA	40250 Maestro Lane, Palmdale, CA, 93551	12.16%	Direct

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of November 29, 2016, all officers and trustees as a group beneficially owned 6.38% of the outstanding shares of the Fund.  This was held under Laura A. Bradford Simple IRA mentioned above.  The total dollar value as of November 29, 2016 was $12,823.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Board of Trustees selected Autosport Fund Advisors, Inc. as the investment adviser to the Fund.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.95% of the average daily net assets of the Fund.

The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed And/or Waived	Net Advisory Fees Paid
July 31, 2014	$28,232	$0	$28,232
July 31, 2015	$38,625	$0	$38,625
July 31, 2016	$45,422	$0	$45,422

The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Mr. John C. Foti is the portfolio manager responsible for the day-to-day management of the Fund. As of July 31, 2016, Mr. Foti was responsible for the management of the following other types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	132	$18 million	0	$0

Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as either of the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include Mr. Foti’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another. However, because many of the portfolio manager's duties overlap, and as a result of combining responsibilities such as asset selection and research, the portfolio manager believes he is able to provide both the Fund and the Adviser's other clients with more thorough research and higher quality asset selection. Additionally, the Adviser has a fiduciary responsibility to all its clients and is legally obligated to act in their best interests.

While the Fund pays the Adviser a fee based on assets under management, Mr. Foti’s compensation from the Adviser is not fixed. Because Mr. Foti owns the Adviser, his compensation is based upon the Adviser’s profitability. Mr. Foti participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund. There are no bonuses, options, deferred compensation or retirement plans associated with his services to the Fund.

The following table shows the dollar range of equity securities beneficially in the Fund owned by Mr. Foti as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Grand Prix Investors Fund
John C. Foti	$0 - $25,000

Custodian

The Huntington National Bank, 7 Easton Oval – EA4E63, Columbus, OH 43219, serves as the Fund’s custodian (“Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Accounting and Transfer Agent Services

Mutual Shareholder Services, LLC (“MSS”), provides the Fund with transfer agent and accounting services. MSS is located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services, administrative services, and compliance services. The fees for these services are paid by the Adviser out of its advisory fee. For the accounting services, the Adviser pays MSS an annual fee based on the Fund’s assets. For assets under $25,000,000 the annual fee is approximately $22,500. For the shareholder services the Adviser pays MSS a minimum monthly charge of $775 plus an annual charge of $11.50 per account. The Adviser also pays MSS $100 per state fee for registering the Fund’s shares with the states’ securities commissions.

Fund Accounting, Transfer Agency Fees Paid by the Adviser For the Fiscal Year Ending July 31
2014	$12,000
2015	$12,000
2016	$12,000

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 1514 Old York Road, Abington, PA 19001, has been selected as independent registered public accounting firm for the Trust for the fiscal year ending July 31, 2017. Auditors will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Fund’s Anti-Money Laundering Compliance Officer is Terry Tropila.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Year End
2014	$1,466
2015	$1,272
2016	$1,407

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis (with no lag time) to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Auditors and Legal Counsel receive portfolio holdings information in connection with their review of Forms N-CSR and N-Q. The Fund discloses portfolio holdings to their proxy voting services (if applicable), printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent, the Custodian the Auditors and Legal Counsel are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. To address conflicts of interest between shareholders on the one hand and those of service providers on the other, any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Fund believes, based upon its size and history, that these are reasonable procedures to (i) protect the confidentiality of the Fund’s portfolio holdings, (ii) provide sufficient protection against personal trading based on the information, and (iii) address conflicts of interest between shareholders on the one hand and those of service providers on the other.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The Fund qualifies and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986 as amended (“Sub-chapter M”). Under provisions of Subchapter M, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a “regulated investment company” under Sub-Chapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund. Any subsequent dividend distribution of the Fund’s earnings after taxes would still be taxable as received by shareholders. The Tax Increase Prevention and Reconciliation Act of 2005 extended through December 31, 2010 a reduction on the tax rate applied to “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket), which reduction was originally enacted by the Jobs and Growth and Tax Relief Reconciliation Law of 2003. The Fund may invest in companies that pay “qualifying dividends.” Investors in the Fund may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

Tax Distribution: The Fund’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended July 31, 2016. The Trust will provide the Annual Report without charge upon written request or request by telephone or by visiting www.GPinvestorsfund.com.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Procedures

The Adviser provides a voice on behalf of shareholders of the Fund. The Adviser views the proxy voting process as an integral part of the relationship with the Fund. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Fund’s proxy voting policies are summarized below.

Policies of The Adviser

It is the Adviser’s policy to vote all proxies received by the Fund within a reasonable amount of time of receipt. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser will pay particular attention to three primary areas: (1) Accountability - Suitable procedures implemented to ensure that management of a company is accountable to its board of directors and its board accountable to shareholders; (2) Alignment of Management and Shareholder Interests - the management and board of directors share goals and mutual interest in the benefit of the company’s shareholders; and, (3) Transparency -timely disclosure of important information of a company’s financial performance and operations allows easy evaluation by investors.

Conflicts Of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser or the Distributor and the interests of the Fund, the Adviser will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-453-6556 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-800-453-6556 and will be sent within three business days of receipt of a request.

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation. Copy of Registrant’s Declaration of Trust which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant’s By-laws which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts. Copy of Registrant’s Management Agreement with Autosport Fund Advisors, Inc. (the “Advisor”) which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

(e) Underwriting Contracts. Copy of Registrant’s Tri-Party Agreement for Distribution Services with Autosport Fund Advisors, Inc. and Arbor Court Capital, LLC is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Copy of Registrant’s Custody Agreement with The Huntington National Bank which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

(h) Other Material Contracts.

Transfer Agent Agreement (h.1). Copy of Registrant’s Transfer Agent Agreement with Mutual Shareholder Services, LLC (“MSS”) which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

Accounting Services Agreement (h.2). Copy of Registrant’s Accounting Services Agreement with Mutual Shareholder Services, LLC (“MSS”) which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

(i) Legal Opinion. Legal opinion of Fitzgerald-Yap-Kreditor LLP is filed herewith.

(j) Other Opinions. Consent of Registered Independent Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Copy of Subscription Agreement between the Trust and the Initial Investors which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

(m) Rule 12b-1 Plan. Copy of Registrant’s Plan of Distribution Pursuant to Rule 12b-1 which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics.

(p.1) Code of Ethics of the Registrant and the Advisor which was filed as an Exhibit to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, is hereby incorporated by reference.

(p.2) Code of Ethics for Arbor Court Capital, LLC (distributor to the Grand Prix Investors Fund) is which was filed as an Exhibit to Registrant’s Post-Effective Amendment to the Registration Statement on December 30, 2013, incorporated by reference.

(q) Powers of Attorney. Powers of Attorney of the Registrant (and a Certificate with respect thereto) and the Trustees and officers of the Registrant which were filed as Exhibits to Registrant’s Pre-Effective Amendment to the Registration Statement on October 21, 2010, are hereby incorporated by reference.

Item 29. Person Controlled by or Under Common Control with the Fund. None.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the 1940 Act.

The Trust has agreed to indemnify, defend and hold its underwriter for the Fund, Arbor Court Capital, LLC (“Arbor”), its several officers and directors, and any person who controls Arbor within the meaning of Section 15 of the Securities Act free and harmless from and against any claims, demands, liabilities and expenses which Arbor, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon its position as underwriter for the Fund. The Trust’s agreement to indemnify Arbor, its offers and directors, and any such controlling persons does not cover any such claim, demand liability or expense to the extent it arises out of or is based upon (ii) any untrue statement made by the Trust in reliance on information furnished by Arbor, its officers, directors or controlling persons, or (ii) the willful misfeasance, bad faith or gross negligence in the performance of Arbor’s duties, or by reason of Arbor’s reckless disregard of its obligations and duties under the Underwriting Agreement between Arbor and the Trust.

Item 31. Business and Other Connections of the Investment Adviser.

Autosport Fund Advisors, Inc. (“Autosport”), 566 West Lancaster Blvd., Ste. #1, Lancaster, CA 93534 is a registered investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-71600. Neither Autosport, nor any of its officers or directors, has engaged in another business of a substantial nature during the last two years; provided, however, that since 2010, John Foti, Director and President of Autosport, has been a registered representative and an investment advisory representative doing business as Experient Portfolio Management and from 1999 to July 2010 Mr. Foti was an investment advisory representative for National Planning Corp.

Item 32. Principal Underwriter.

(a)

Arbor Court Capital, LLC, the principal underwriter to the Fund, also acts as the principal underwriter to numerous other funds groups, all of whom are unrelated to the Fund.Trust, Gator Series Trust, Clark Fork Trust,, the Frank Value Fund, the Avondale Fund, Gator Series Trust, the GL Beyond Fund, the MP63 Funds,TCG Financial Series Trust Archer Investment Series Trust, Monteagle Funds, and Ancora Trust.

(b)

To the best of Registrant’s knowledge, the following are the directors and officers of Arbor:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Gregory B. Getts 8000 Town Centre Drive Broadview Hts. Ohio 44147	President andChief Financial Officer	None
David W. Kuhr 8000 Town Centre Drive Broadview Hts. Ohio 44147	Chief Compliance Officer	None

(c) No commissions or other compensation were received, directly, or indirectly, from the Registrant during the most recent fiscal year by the principal auditor.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, 7 Easton Oval – EA4E63, Columbus, OH 43219.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lancaster, State of California, on December 1, 2016.

Grand Prix Investors Trust

/s. John C. Foti

By: John C. Foti

Its: Trustee, President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following person in the capacities on December 1, 2016.

Signature

Title

Date

/s/ John C. Foti

John C. Foti

Trustee and President (Principal Executive Officer)

December 1, 2016

/s/ John C. Foti

John C. Foti

Treasurer (Principal Financial Officer)

December 1, 2016

/s/ Laura A. Bradford

Trustee

December 1, 2016

Laura A. Bradford

/s/ Michael B. Ferweda

Trustee

December 1, 2016

Michael B. Ferweda